                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement       [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[X]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to 14a-11(c) or Rule 14a-12


                              Badger Meter, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ---------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

          ---------------------------------------------------------------------

     (3)  Filing party:

          ---------------------------------------------------------------------

     (4)  Date filed:

          ---------------------------------------------------------------------

                              [BADGER METER LOGO]

                               BADGER METER, INC.
                           4545 WEST BROWN DEER ROAD
                           MILWAUKEE, WISCONSIN 53223

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 19, 2002

     The Annual Meeting of the Shareholders of Badger Meter, Inc. (the "Company") will be held at BADGER METER, INC., 4545 West Brown Deer Road, Milwaukee, Wisconsin, 53223, on Friday, April 19, 2002, at 8:30 a.m. local time, for the following purposes:

          1. To elect two directors to three-year terms;

          2. To consider approval of the Badger Meter, Inc. 2002 Director Stock Grant Plan; and

          3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Holders of record of Common Stock of the Company at the close of business on February 28, 2002, will be entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Shareholders will be entitled to one vote per share.

     Please vote the enclosed proxy form, sign and return it in the envelope provided. You retain the right to revoke the proxy at any time before it is actually voted.

                                          By Order of the Board of Directors
                                          Deirdre C. Elliott, Secretary

March 15, 2002

                               BADGER METER, INC.
                           4545 WEST BROWN DEER ROAD
                           MILWAUKEE, WISCONSIN 53223
                                PROXY STATEMENT

To the Shareholders of
BADGER METER, INC.

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Badger Meter, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company (the "Meeting"), which will be held at 8:30 a.m. local time, Friday, April 19, 2002, at BADGER METER, INC., 4545 West Brown Deer Road, Milwaukee, Wisconsin 53223, and at any adjournments or postponements thereof.

     Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by giving notice to the Company in writing or in open meeting. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and any adjournments or postponements thereof.

     The record date for shareholders entitled to notice of and to vote at the Meeting is the close of business on February 28, 2002. As of the record date, the Company had 3,190,597 shares of Common Stock (the "Common Stock") outstanding and entitled to one vote per share.

     This Proxy Statement is being furnished to shareholders of the Company on or about March 15, 2002.

                      NOMINATION AND ELECTION OF DIRECTORS

     At the Meeting, holders of Common Stock shall be entitled to elect two directors. Directors will be elected by a plurality of votes cast at the Meeting (assuming a quorum is present). Consequently, any shares not voted at the Meeting, whether due to abstentions, broker nonvotes or otherwise, will have no impact on the election of directors.

     Proxies received representing one vote per share of Common Stock will, unless otherwise directed, be voted in favor of the election of each of the two persons named below to serve as directors for three years or until their respective successors have been duly appointed, or until their prior death, resignation or removal.

     After the Meeting, the Board of Directors will consist of seven members divided into three classes, with one class elected each year to serve for a term of three years. Two directors are to be elected at the Meeting for three-year terms expiring in 2005. Charles F. James, Jr. and James O. Wright, Jr. will retire and therefore are not being renominated to the Board.

     Listed below are the names of the nominees of the Board of Directors for the office of director together with certain additional information concerning each such nominee. The nominees are presently directors of the Company. If either of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors, shall have discretionary authority to select and vote for substitute nominees. The Board of Directors has no reason to believe that either of the nominees will be unable or unwilling to serve.

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
               FOR THREE-YEAR TERMS EXPIRING 2005 ANNUAL MEETING

                                                                                              DIRECTOR
NAME                                     AGE   BUSINESS EXPERIENCE DURING LAST FIVE YEARS      SINCE
----                                     ---   ------------------------------------------     --------
JAMES L. FORBES........................  69    Badger Meter, Inc.: Chairman and Chief           1981
                                               Executive Officer.
                                               Formerly, Badger Meter, Inc.: Chairman,
                                               President and Chief Executive Officer.
RICHARD A. MEEUSEN.....................  47    Badger Meter, Inc.: President.                   2001
                                               Formerly, Badger Meter, Inc.: Executive Vice
                                               President -- Administration and Vice
                                               President -- Finance, CFO and Treasurer.

     Listed below are the names of the directors who are not up for election this year together with certain additional information on each director.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                       TERMS EXPIRING 2003 ANNUAL MEETING

ULICE PAYNE, JR. ......................  46    Foley & Lardner (a law firm): Partner.           2000
                                               Formerly, Reinhart, Boerner, VanDeuren,
                                               Norris & Rieselbach (a law firm): Partner.
ANDREW J. POLICANO.....................  52    University of Wisconsin: Professor.              1997
                                               Formerly, University of Wisconsin: Dean of
                                               the School of Business.
STEVEN J. SMITH........................  52    Journal Communications, Inc. (a diversified      2000
                                               communications company): Chairman and CEO
                                               Formerly, Journal Communications, Inc.:
                                               President.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                       TERMS EXPIRING 2004 ANNUAL MEETING

KENNETH P. MANNING.....................  60    Sensient Technologies Corporation (an            1996
                                               international supplier of flavors, colors
                                               and inks): Chairman, President and Chief
                                               Executive Officer.
JOHN J. STOLLENWERK....................  62    Allen-Edmonds Shoe Corporation (a                1996
                                               manufacturer and marketer of shoes): Owner
                                               and President.

     Certain directors of the Company also serve as directors of other companies, some of which are publicly held. Mr. Forbes is a director of Sensient Technologies Corporation, Journal Communications, Inc. and Cobalt Corporation. Mr. Manning is a director of Sensient Technologies Inc. and Sealed Air Corporation. Mr. Meeusen is a director of GDI Global Data, a Canadian company, and Town Bankshares, Inc. Mr. Payne is a director of Midwest Express Holdings, Inc., State Financial Services Corporation and Journal Communications, Inc. Mr. Policano is a director of National Guardian Life Insurance Company and Physicians Insurance Corporation of Wisconsin, Inc. Mr. Smith is a director of Journal Communications, Inc. Mr. Stollenwerk is a director of Allen-Edmonds Shoe Corporation, The Northwestern Mutual Life Insurance Company, U.S. Bancorp, Koss Corporation and Wire Maid, Inc.

COMMITTEES, MEETINGS AND ATTENDANCE

     The Board of Directors of the Company had six standing committees during 2001: Audit, Compliance, Employee Benefit Plans, Finance, Management Review and Technology.

     The Audit Committee, which met twice in 2001, consisted of Messrs. Payne (Chairman), Manning and Smith. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and reports the results of their activities to the Board. The activities of the Audit Committee include recommending to the Board of Directors independent auditors for selection by the Company, discussing with the independent auditors and internal auditors the scope and results of audits, and approving and reviewing any non-audit services performed by the Company's independent auditing firm.

     The Management Review Committee, consisting of Messrs. Policano (Chairman), Payne, and Stollenwerk, met three times in 2001 and in January 2002. The Management Review Committee reviews and establishes all forms of compensation for the officers of the Company and administers the Company's compensation plans including the various stock option plans. The Committee also reviews the various management development and succession programs. The Committee selects nominees for the Company's Board of Directors. The Committee considers nominees for directors recommended by the shareholders but has no established procedure that must be followed. The Company's Restated By-Laws also provide for shareholder nominations of candidates for election as directors. These provisions require such nominations to be made pursuant to timely notice (as specified in the Restated By-Laws) in writing to the Secretary of the Company.

     The Compliance Committee, which met twice in 2001, consisted of Messrs. James (Chairman), Smith and Wright, Jr. The Compliance Committee monitors the Company's compliance with the Company's policies governing activities which include but are not limited to the Company's code of conduct, environment, safety, diversity, product regulation and quality processes.

     The Employee Benefit Plans Committee, which met three times in 2001, consisted of Messrs. Smith (Chairman), Policano and Wright, Jr. The Employee Benefit Plans Committee oversees the administration of the Company's pension plans, savings plans, employee savings and stock ownership plan, health plans and other retirement plans.

     The Technology Committee, which met once in 2001, consisted of Messrs. Manning (Chairman), James and Stollenwerk. This committee assesses the development and maintenance of the technologies used by the Company in all aspects of the Company's operations.

     The Finance Committee, which met once in 2001, consisted of Messrs. Stollenwerk (Chairman), Manning and Policano. This committee continually reviews the Company's various financing activities and insurance coverage and recommends changes in the corporate debt structure.

     The Board of Directors held five meetings in 2001. All directors attended at least 75% of the meetings of the Board of Directors and committees on which they served during the period that they served.

DIRECTOR COMPENSATION

     James L. Forbes and Richard A. Meeusen, employees of the Company, receive no compensation as directors. All other directors are compensated as follows:
Directors are compensated at a rate of $1,500 for each Board of Directors meeting attended and are reimbursed for out-of-pocket travel, lodging and meal expenses. Directors are compensated at the rate of $1,000 for each committee meeting they attend. In addition, directors are paid a retainer of $750 per month and committee chairmen receive an annual fee of $2,000. Directors may elect to defer their compensation, in whole or in part, in a stock or cash subaccount of the Badger Meter Deferred Compensation Plan for Directors. If a director elects to defer compensation in a stock subaccount, the earnings on the deferred fees are based on the annual return on Common Stock. No actual shares are issued.

     The non-employee directors of the Company participate in the same long-term incentive plan ("LTIP") as certain members of the Company's management group. The LTIP provides annual cash bonuses to the directors with respect to a four-year performance period. The awards are based upon annual attainment of earnings objectives for each year. There were no payments for 2001. The plan targets in effect for 2001 were discontinued in 2002 and new targets were established for 2002-2005. Effective January 1, 2002, the maximum amount that a director can earn under the long-term incentive plan is $16,300 to $22,100 per year, depending on date of award. In addition, non-employee directors receive a one-time grant of options to purchase 8,000 shares of Common Stock.

                    STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

     The following table sets forth, as of February 28, 2002, the number of shares of the Common Stock beneficially owned and the number of options outstanding by (i) each director of the Company, (ii) each of the executive officers named in the Summary Compensation Table set forth below, (iii) all directors and officers of the Company as a group, and (iv) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock (as reported to the Securities and Exchange Commission). Beneficial ownership of shares is reported in the following table and footnotes in accordance with the beneficial ownership rules promulgated by the Securities and Exchange Commission. Such rules define "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to such security.

     Compliance with these rules results in overlapping beneficial ownership of shares. Therefore, certain shares set forth in the table below are reported as being beneficially owned by more than one person.

     In the aggregate, 679,390 shares of Common Stock representing approximately 21.3% of the votes represented by the outstanding shares of Common Stock are beneficially held by directors and officers of the Company as a group.

                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF
                        BADGER METER, INC. COMMON STOCK

                                                                                         NUMBER OF SHARES
                                                                                          AND PERCENT OF
                                           TOTAL          SOLE            SHARED           COMMON STOCK
                                          OPTIONS      BENEFICIAL       BENEFICIAL         BENEFICIALLY
                 NAME                   OUTSTANDING   OWNERSHIP(1)     OWNERSHIP(1)          OWNED(4)
                 ----                   -----------   ------------     ------------      ----------------
JAMES L. FORBES.......................     38,680        92,718(2)(3)    132,729(2)          229,597
                                                                                                 7.2%
CHARLES F. JAMES, JR.(11).............      8,000         2,000              600              10,600
                                                                                                   *
KENNETH P. MANNING....................      6,500         3,710                               10,210
                                                                                                   *
RICHARD A. MEEUSEN....................     33,308        17,953(2)(3)    132,729(2)          146,578
                                                                                                 4.6%
ULICE PAYNE, JR. .....................      8,000                                              8,000
                                                                                                   *
ANDREW J. POLICANO....................      8,500         1,500                               10,000
                                                                                                   *
STEVEN J. SMITH.......................      8,000           700                                8,700
                                                                                                   *
JOHN J. STOLLENWERK...................      8,000         5,416            2,541              15,957(5)
                                                                                                   *
JAMES O. WRIGHT, JR.(11)..............      8,000         8,150          201,000(6)(9)       217,150
                                                                                                 6.8%
ROBERT D. BELAN.......................     32,372        35,123(2)(3)                         52,041
                                                                                                 1.6%
RONALD H. DIX.........................     24,096        17,547(2)(3)    155,783(2)          172,554
                                                                                                 5.4%

                                                                                         NUMBER OF SHARES
                                                                                          AND PERCENT OF
                                           TOTAL          SOLE            SHARED           COMMON STOCK
                                          OPTIONS      BENEFICIAL       BENEFICIAL         BENEFICIALLY
                 NAME                   OUTSTANDING   OWNERSHIP(1)     OWNERSHIP(1)          OWNED(4)
                 ----                   -----------   ------------     ------------      ----------------
KENNETH E. SMITH......................     18,600         5,177(2)(3)                          7,077
                                                                                                   *
All Directors and Officers as a Group
  (19 persons, including those named
  above)..............................    319,072       283,667(2)(3)    359,924(2)(6)(9)     679,390(5)
                                                                                                21.3%
Dimensional Fund Advisors Inc.
  1299 Ocean Avenue 11th Floor
  Santa Monica, CA 90401..............                  213,000(7)                           213,000
                                                                                                 6.7%
Heartland Advisors, Inc.
  789 N. Water St
  Milwaukee, WI 53202.................                  298,800(8)                           298,800
                                                                                                 9.4%
JOW Corp.
  4545 W. Brown Deer Rd
  Milwaukee, WI 53223.................                                   200,000(9)          200,000
                                                                                                 6.3%
M&I Trust Company
  1000 N. Water St
  Milwaukee, WI 53202.................                   35,187          423,366(3)(10)      458,553
                                                                                                14.4%
T. Rowe Price
  100 E. Pratt St
  Baltimore, MD 21203.................                  168,500                              168,500
                                                                                                 5.3%

---------------

  *  Less than one percent.

 (1) Unless otherwise indicated, the beneficial owner has sole investment and voting power or shared voting and investment power over the reported shares.

 (2) The Badger Meter Officers' Voting Trust ("Officers' Trust"), of which Ronald H. Dix, James L. Forbes and Richard A. Meeusen are trustees, holds 132,729 shares of Common Stock. The address of the trustees is 4545 West Brown Deer Road, Milwaukee, WI 53223. The trustees of the Officers' Trust have the right to vote all shares of Common Stock held therein. The Officers' Trust will exist for 30 years from December 18, 1992 to December 18, 2022, and thereafter for additional 30-year renewal periods unless earlier terminated by a vote of beneficiaries holding 75% or more of the votes in the Officers' Trust or by applicable law.

     The Officers' Trust has a $2,500,000 bank credit line used to assist officers in financing the purchase of Company stock. Loans to the Officers' Trust are guaranteed by the Company and the stock purchased by the officers using this credit facility is pledged to the Company to secure the loans. Each depositor to the Trust must have sufficient shares deposited to adequately collateralize the individual officer's loan balance. The Officers' Trust holds shares with a value more than sufficient to cover the full credit line. All officers, including the named executive officers, have purchased Common Stock using this credit facility.

     Messrs. Dix, Forbes and Meeusen all share voting power in all of the shares deposited in the Officers' Trust. Beneficiaries of the Officers' Trust have sole investment power over only those shares individually deposited in the Officers' Trust. Mr. Dix has sole investment power over 9,000 shares of Common Stock.

     Mr. Forbes has sole investment power over 2,020 shares of Common Stock. Mr. Meeusen has sole investment power over 16,456 shares of Common Stock. Messrs. Belan and Smith have sole investment power (but no voting power) over 16,654 and 5,000 shares of Common Stock, respectively.

 (3) In conjunction with the Badger Meter, Inc. Employee Savings and Stock Ownership Plan, Common Stock included in the preceding table has been allocated to the following directors and/or officers as follows: James L. Forbes, 5,626 shares; Robert D. Belan, 1,651 shares; Ronald H. Dix, 3,047 shares; Richard A. Meeusen, 545 shares; Kenneth E. Smith, 177 shares; and all officers as a group (including those named), 19,321 shares. A person who has been allocated shares pursuant to this plan has shared voting power but no investment power with respect to these shares.

 (4) Includes the following shares subject to stock options which are currently exercisable or exercisable within 60 days of February 28, 2002: Mr.
     Forbes -- 6,170 shares; Mr. Belan -- 16,918 shares; Mr. Dix -- 8,224 shares; Mr. Meeusen -- 12,352 shares; Mr. Smith -- 1,900 shares; and all directors and executive officers as a group -- 132,718 shares.

 (5) Does not include deferred director fee holdings of 1,460 phantom stock units held by Mr. Stollenwerk. The value of the phantom stock units is based upon and fluctuates with the market value of the Common Stock.

 (6) The number of shares shown includes shares that are reported as beneficially owned solely because such person is co-trustee of the Christina Wright Schiro 1973 Trust, 1,000 shares.

 (7) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds". In its role as investment advisor and investment manager, Dimensional possesses voting and/or investment power over the securities of the issuer described in this schedule that are owned by the Funds. All securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

 (8) These shares may be deemed beneficially owned within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 by (1) Heartland Advisors, Inc. by virtue of its investment discretion and in some cases voting power over client securities, which may be revoked; and (2) William J. Nasgovitz, as a result of his position with and stock ownership of Heartland which could be deemed to confer upon him voting and/or investment power over the shares Heartland beneficially owns. Of these 298,800 shares, 200,000 shares also may be deemed beneficially owned within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 by Mr. Nasgovitz as a result of his position as an officer and director of Heartland Group, Inc. which could be deemed to confer upon him voting power over the shares Heartland Group beneficially owns.

 (9) JOW Corp. is a personal holding company. James O. Wright, Jr. is a shareholder of JOW Corp. James O. Wright, father of James O. Wright, Jr. and director emeritus and retired officer of Badger Meter, Inc., is the president of JOW Corp.

(10) The number of shares shown includes shares held in one or more employee benefit plans, where the Marshall & Ilsley Trust Company, as custodian, may be viewed as having voting or dispositive authority in certain situations pursuant to Department of Labor regulations or interpretations of federal case law. Pursuant to SEC Rule 13d-4, inclusion of such shares in this statement shall not be construed as an admission that the reporting person or its subsidiaries are, for purposes of Sections 13(d) or 13(g) of the Act, the beneficial owners of such securities.

(11) Messrs. James and Wright, Jr. are directors of the Company who will retire as of the date of the Meeting.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation earned during each of the Company's last three fiscal years by the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers, based on salary and bonus earned during fiscal 2001.

                                                                                 LONG-TERM
                                          ANNUAL COMPENSATION               COMPENSATION AWARDS
                                  -----------------------------------   ----------------------------
                                                                        EARNINGS UNDER
                                                         OTHER ANNUAL     LONG-TERM      SECURITIES     ALL OTHER
NAME AND PRINCIPAL       FISCAL                          COMPENSATION   INCENTIVE PLAN   UNDERLYING    COMPENSATION
POSITION                  YEAR    SALARY($)   BONUS($)    ($)(3)(4)         ($)(2)       OPTIONS(#)       ($)(1)
------------------       ------   ---------   --------   ------------   --------------   -----------   ------------
James L. Forbes........   2001     423,327          0            0               0         10,000         2,625
Chairman and Chief        2000     422,571          0            0               0              0         2,625
Executive Officer         1999     394,578    200,000            0          36,253         10,000         2,500
Robert D. Belan........   2001     291,654          0            0               0          6,000         2,625(4)
Executive Vice            2000     291,394          0            0               0              0         2,625
President                 1999     256,557    130,000            0          24,348          6,000         2,500
Richard A. Meeusen.....   2001     202,907          0            0               0          6,000         2,625
President                 2000     180,524          0            0               0              0         2,625
                          1999     168,498     66,000            0          15,904          3,500         2,500
Ronald H. Dix..........   2001     184,407          0            0               0          5,000         2,625
Vice President            2000     178,774          0            0               0              0         2,625
Admin. & Human            1999     169,665     58,100            0          15,437          3,500         2,500
Resources
Kenneth E. Smith.......   2001     175,617          0            0               0          5,000         2,625
Vice President --         2000     166,378     25,000       30,000               0          8,600         1,433
Sales and Marketing       1999           0          0            0               0              0             0

---------------

(1) Company contribution to Badger Meter, Inc. Employee Savings and Stock Ownership Plan ("ESSOP").

(2) Each of the executive officers named in the table has been designated as a participant under the Company's Long-Term Incentive Plan ("LTIP"). The LTIP provides annual cash bonuses to the named officers and other members of the management group with respect to a four-year performance period. The awards are based upon annual attainment of earnings objectives for each year, as established by the Board of Directors. There were no payments for 2001. The plan in effect for 2001 was discontinued in 2002 and a new plan put in place for 2002-2005. Maximum annual payments for 2002 through 2005 under the new plan are approximately $21,741, $27,725, $28,917, $28,067 and $38,576 for
    Messrs. Forbes, Belan, Meeusen, Dix and Smith, respectively.

(3) Mr. Smith was paid a recruitment incentive during 2000.

(4) The Company and Robert D. Belan entered into a Retirement Agreement in January of 2002 which includes a covenant not to compete for a period of two years subsequent to his planned retirement on September 30, 2002. The Agreement provides that Mr. Belan will receive his existing compensation and other benefits through September 30, 2002, and certain additional pension and retiree health care benefits.

(5) The Company entered into Key Executive Employment and Severance Agreements (KEESA) with certain key officers, including the above-named officers, whose expertise has been critical to the Company's success, to remain with the Company in the event of any merger or transition period. The KEESAs provide for payment of severance to officers whose employment is terminated under certain circumstances, such as other than for cause, death or disability, in anticipation of or following a change in control or by the officer for good reason following such a change, within two years of a change in control.

    There are two forms of the KEESA. The KEESA for the Chairman/Chief Executive Officer, the President and the Executive Vice President provides for payment of three years of salary and annual incentive compensation, as well as the actual equivalent of the additional retirement benefits the officer would have earned if he had remained employed for three more years, continued medical, dental, and life insurance coverage for three years, outplacement services, and financial planning counseling. The KEESA for the remainder of the named officers provides for payment of two years' salary and annual incentive compensation, along with two years of the other benefits set forth above.

(6) Certain personal benefits (including social club dues, automobile and legal and accounting services) were provided through the Company to the executive officers named in the table above. The aggregate amount of such benefits for each of the executive officers named in the table did not exceed 10% of such officer's cash compensation for any of the years shown.

OPTION GRANTS IN 2001

     The following table sets forth certain information concerning options to purchase Common Stock granted in 2001 to the individuals named in the Summary Compensation Table.

                                         NUMBER OF
                                         SECURITIES     % OF TOTAL                                  CURRENT
                                         UNDERLYING      OPTIONS                                    PRESENT
                                          OPTIONS       GRANTED TO     EXERCISE OR                 VALUE AT
                               TYPE OF    GRANTED       EMPLOYEES      BASE PRICE    EXPIRATION      DATE
NAME                           OPTION      (#)(1)     IN FISCAL YEAR     ($/SH)         DATE      OF GRANT($)
----                           -------   ----------   --------------   -----------   ----------   -----------
James L. Forbes..............    NQ        10,000          11.0          $28.50       5/18/11       $62,800
Robert D. Belan..............    NQ         6,000           6.6          $28.50       5/18/11       $37,680
Richard A. Meeusen...........    NQ         6,000           6.6          $28.50       5/18/11       $37,680
Ronald H. Dix................    NQ         5,000           5.5          $28.50       5/18/11       $31,400
Kenneth E. Smith.............    NQ         5,000           5.5          $28.50       5/18/11       $31,400

---------------

(1) "NQ" options are non-qualified stock options for purposes of the Internal Revenue Code of 1986, as amended. The option base price is the fair market value of the stock at the time of the grant. Options become fully exercisable five years after date of grant. Termination of employment for any reason other than death, disability or retirement will result in the cancellation of the unexercisable options. The option term is ten years. The current present value at date of grant was computed under the Black-Scholes option pricing model using the following assumptions: risk-free interest rate of 5%; dividend yield of 4%; expected market price volatility factor of 29%; and a weighted average expected life of five years.

AGGREGATED OPTION EXERCISES IN 2001 AND YEAR-END OPTION VALUES

     The following table sets forth certain information concerning the exercise in 2001 of options to purchase Common Stock by the five individuals named in the Summary Compensation Table and the unexercised options to purchase Common Stock held by such individuals at December 31, 2001.

                                                           NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                  SHARES       VALUE      UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS AT
                                ACQUIRED ON   REALIZED     OPTIONS AT FY-END(#)              FY-END($)
NAME                            EXERCISE(#)     ($)      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                            -----------   --------   -------------------------   -------------------------
James L. Forbes...............       0           0             6,170 / 22,510                     0 / 0
Robert D. Belan...............       0           0            20,518 / 15,454               171,461 / 0
Richard A. Meeusen............       0           0            12,352 / 10,956               100,550 / 0
Ronald H. Dix.................       0           0             8,224 /  9,872                68,106 / 0
Kenneth E. Smith..............       0           0             1,900 / 11,700                     0 / 0

PENSION PLAN TABLE

     The Company maintained a defined benefit pension plan (the "Pension Plan") covering all domestic salaried employees including the above-named executive officers. Effective January 1, 1997, the Pension Plan was modified to become a "cash balance" plan. Under this approach, a participant has an account balance which is credited each year with dollar amounts equal to 5% of compensation, plus 2% of compensation in excess of the Social Security wage base. Interest is credited to the account balance each year at a rate of interest based upon 30-year U.S. Treasury securities. A starting balance was established for each participant based upon December 31, 1996 accrued benefits under the prior Pension Plan formula.

     Additional annual dollar amounts are credited to the accounts of participants with Pension Plan participation prior to January 1, 1997 based on their service on January 1, 1997. These additional annual credits are 3% for those with less than 11 years; 4% for those with 11 to 20 years; and 5% for those with 21 or more years. The additional credits will apply for years after 1996 for each year of continued employment but limited to the lesser of 15 years or the number of the participant's years of credited service as of December 31, 1996. At retirement, a participant may elect a cash payment of the account balance or a life annuity of equivalent value.

     Mr. Meeusen and Mr. Smith are eligible for benefits under the cash balance plan but are not eligible for benefits under the prior plan's final average pay formula. The estimated total annual benefits payable to these executives under the cash balance plan at age 65 are $72,099 for Mr. Meeusen and $27,519 for Mr. Smith. These projected benefits were determined assuming no future increases in pay and interest credited to the cash balance account at a rate of 7%.

     The remaining executive officers, because of their ages and service, are expected to obtain retirement benefits according to the prior plan's final average pay formula, which has been retained under the modified Pension Plan as a minimum benefit for employees who had attained age 50 and completed 10 or more years of service as of December 31, 1996.

     Under the prior formula, the monthly pension at normal retirement (age 65) for all executive officers is equal to the sum of nine-tenths percent (0.9%) of the participant's average monthly compensation (based on the highest 60 months of the last 120 months compensation) multiplied by the participant's years of service, not to exceed 30; and six-tenths percent (0.6%) of the participant's average monthly compensation in excess of covered compensation, multiplied by the participant's years of service, not to exceed 30. The table below does not reflect limitations imposed by the Internal Revenue Code of 1986 (the "Code"), as amended on pensions paid under federal income tax qualified plans. Participants whose compensation is in excess of the IRS limits also participate in a non-qualified unfunded supplemental retirement plan. Benefits from this plan are calculated to provide the participant the same pension benefits as if there was no compensation limit. Accordingly, an executive officer covered by the Company's unfunded program will receive the full pension to which he would be entitled in the absence of such limitations.

     Based on the assumption that retirement occurs at age 65, the following table shows the approximate annual retirement benefit payable from either the funded or unfunded plan to salaried employees retiring in 2001, based on the benefit formula described above.

                                                       YEARS OF SERVICE
AVERAGE ANNUAL                  ---------------------------------------------------------------
COMPENSATION                       10         15         20         25         30         35
--------------                  --------   --------   --------   --------   --------   --------
$150,000......................  $ 20,267   $ 30,401   $ 40,535   $ 50,668   $ 60,802   $ 60,802
$175,000......................  $ 24,017   $ 36,026   $ 48,035   $ 60,043   $ 72,052   $ 72,052
$200,000......................  $ 27,767   $ 41,651   $ 55,535   $ 69,418   $ 83,302   $ 83,302
$250,000......................  $ 35,267   $ 52,901   $ 70,535   $ 88,168   $105,802   $105,802
$300,000......................  $ 42,767   $ 64,151   $ 85,535   $106,918   $128,302   $128,302
$350,000......................  $ 50,267   $ 75,401   $100,535   $125,668   $150,802   $150,802
$400,000......................  $ 57,767   $ 86,651   $115,535   $144,418   $173,302   $173,302
$450,000......................  $ 65,267   $ 97,901   $130,535   $163,168   $195,802   $195,802
$500,000......................  $ 72,767   $109,151   $145,535   $181,918   $218,302   $218,302
$550,000......................  $ 80,267   $120,401   $160,535   $200,668   $240,802   $240,802
$600,000......................  $ 87,767   $131,651   $175,535   $219,418   $263,302   $263,302
$650,000......................  $ 95,267   $142,901   $190,535   $238,168   $285,802   $285,802
$700,000......................  $102,767   $154,151   $205,535   $256,918   $308,302   $308,302
$750,000......................  $110,267   $165,401   $220,535   $275,668   $330,802   $330,802

     Compensation covered by the Pension Plan is a participant's salary and bonus, as shown in the Summary Compensation Table, whether or not such compensation has been deferred at the participant's election.

     The years of credited service under the Pension Plan for each individual named in the Summary Compensation Table are as follows: Mr. Forbes (23), Mr. Belan (18), and Mr. Dix (21). The current remuneration for these individuals for purposes of the Pension Plan is set forth in the Summary Compensation Table.

     In 1990, Messrs. Forbes and Dix agreed to the cancellation of substantially all of their post-retirement group term life insurance in exchange for an unfunded supplemental retirement plan. This plan provides for the payment of 20% of the participant's final monthly salary for 120 months after retirement. Assuming no increase in salary before retirement, they would be paid additional annual pensions of $84,000 and $34,600, respectively. Mr. Belan is entitled to benefits under a non-qualified supplemental retirement plan for five years of service which he was granted at the time of his employment. The 18 years of credited service under the Pension Plan consists of five years under the non-qualified supplemental retirement plan and 13 years under the qualified plan. Benefits are calculated to provide Mr. Belan with the same pension benefits as if all of his credited service was under the qualified plan.

BOARD MANAGEMENT REVIEW COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by the Management Review Committee of the Board of Directors. The Committee is composed of three non-employee directors. Following the Committee's review and approval, all matters related to their activities are reported to the full Board of Directors for approval.

     The charter of the Management Review Committee includes the following powers and duties:

          1. To recommend candidates to be nominated by the Board of Directors for election as directors of the Company at the next succeeding Annual Meeting of Shareholders;

          2. To recommend candidates to fill any unexpired term of the Board which may occur, and to consider nominees recommended by shareholders;

          3. To evaluate director performance;

          4. To review and consider management's program for the development and succession of management, including identifying and developing those individuals who have the character, intelligence, motivation, education, stamina, and can successfully perform management duties;

          5. To recommend candidates to be nominated by the Board of Directors for election as Corporate officers and to make recommendations to the Board of Directors on the ratification of the approved officers;

          6. To evaluate the performance of the Corporate officers;

          7. To review and approve all forms of compensation and fringe benefits for all Corporate officers, except assistant officers;

          8. To review recommendations and to grant Stock Options in accordance with their respective plans;

          9. To review and approve annually the Corporate Officers' Incentive Plans and incentives to be paid;

          10. To review and recommend to the Board fees and compensation, including incentive compensation, of non-employee directors for service on the Board or its committees or to the Company in any capacity; and

          11. To submit to the Corporate Secretary minutes of each meeting held by the Committee.

     The compensation policies which are used as a general guideline for the Committee as it carries out its powers and duties are:

          1. The design of executive pay programs should attract and retain qualified executive officers, motivate and reward performance;

          2. Achievement of annual incentive compensation levels requires attainment of performance goals as approved by the Management Review Committee;

          3. Long-term incentive programs must focus on the enhancement of shareholder value through the use of stock options and long-term cash incentives; and

          4. The Committee uses its judgment to achieve a fair and competitive compensation structure, utilizing both short-term and long-term plans, with fixed and variable components.

     In making its decisions, the Management Review Committee reviews:

          1. Competitive compensation data for organizations of similar size and similar business activity, considering both base salary and bonus data separately, on a combined basis and total cash and non-cash compensation;

          2. Financial performance for the Company as a whole and various product lines, relative to prior year, the budget and other meaningful financial data; and

          3. Personal performance, including objectives approved by the Management Review Committee and on a discretionary basis, where appropriate.

     The compensation program for the executive officers of the Company involves base salaries, short-term annual cash incentive bonuses and a long-term program using stock options and cash incentives.

     Base Salaries. Salary rate ranges are established for each officer position. The rate ranges are reviewed annually by the Management Review Committee, using data supplied by an independent consulting firm, on organizations of similar size and similar business activity. Membership in the performance peer group set forth on page 14 is limited to publicly-held companies. The compensation survey incorporates privately-held as well as publicly-held companies of similar size, and has a broader definition of similar business activity, thereby providing the best basis for evaluating compensation relative to the companies that compete with the Company for executives. The data includes salaries, total cash compensation and total compensation. This process has been consistently used by the Management Review Committee for the past 12 years. The Company's policy is to pay executives at market, so the midpoint of the rate range reflects compensation for similar positions in organizations of similar size and similar business. Each of the individual officers' compensation falls within the appropriate rate range.

     In establishing the compensation of each officer, including the Chairman/Chief Executive Officer, the Management Review Committee is given a five-year history, including base salary, short-term incentive awards, and long-term compensation programs. The Committee is also furnished with a schedule showing the Common Stock ownership of each officer, including options.

     The base compensation for each employee is established by first determining the employee's position within the applicable rate range and then considering various performance factors. For those employees who are managers of a product line or a combination of product lines, the financial performance of that particular unit, relative to the prior year, the budget and the current economic condition of the market being served are considered. Other non-financial objectives examined include any change in market share, new product development, customer service and the quality attainment of various products. Because the philosophy of the Company is one of long-term goals and objectives, greater weight is given to the long-term factors and lesser weight to the annual financial performance for base compensation considerations.

     Base salary increases approved for 2002 by the Management Review Committee ranged from zero to 18.75 percent, with the Chairman/Chief Executive Officer's compensation remaining unchanged, after evaluation of the factors set forth above relative to each individual's circumstances and performance.

     Short-Term Incentive Plan. Under the short-term incentive plan, the maximum bonus payable is 60 percent of base salary for the Chairman/Chief Executive Officer and President, and 50 percent for the other officers. Two factors are used for the short-term incentive plan -- financial and predetermined performance objectives. The financial factor is based on the attainment of a certain pretax earnings for the Company, approved at the beginning of each year by the Management Review Committee. For 2001, no bonuses were paid to the executive officers.

     Long-Term Incentive Plans/Stock Option Plans. A long-term compensation program, which includes the Company's 1993 Stock Option Plan, the 1995 Stock Option Plan, the 1997 Stock Option Plan and the 1999 Stock Option Plan, presents an opportunity for the officers to gain or increase their equity interests in the Company. All of the stock options are granted at the market price on the date of grant and are based on a factor of compensation.

     The Company's Long-Term Incentive Plan ("LTIP") provides annual cash bonuses to the members of the management group with respect to a four year performance period. The awards are based upon annual attainment of earnings objectives for each year, as established by the Board of Directors. There were no payments for 2001. The plan in effect for 2001 was discontinued in 2002 and a new plan put in place for 2002-2005.

     Section 162(m) Limitations. It is anticipated all 2001 compensation to executives will be fully deductible under Section 162(m) of the Code and therefore the Management Review Committee determined that a policy with respect to qualifying compensation paid to certain executive officers for deductibility is not necessary.

     The foregoing report has been approved by all members of the Committee.

                                          The Management Review Committee
                                            Andrew J. Policano, Chairman
                                            Ulice Payne, Jr.
                                            John J. Stollenwerk

BOARD AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the board of directors. The Audit Committee is composed of three directors, each of whom is independent as defined in the American Stock Exchange listing standards. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Committee performs its duties in accordance with its Charter, which was published in the 2001 proxy statement. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements for the year ended December 31, 2001 (included in the 2001 Annual Report) with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting, as well as the matters required to be discussed by Statement on Auditing Standards No. 61 that are not otherwise covered. The Committee held two meetings during year 2001.

     Based on the reviews and discussions referred to above, the Committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

     The foregoing report has been approved by all members of the Committee.

                                          The Audit Committee
                                            Ulice Payne, Jr., Chairman
                                            Kenneth P. Manning
                                            Steven J. Smith

                     MANAGEMENT REVIEW COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     The Management Review Committee during 2001 consisted of Messrs. Policano, Payne and Stollenwerk. There were no Compensation Committee interlocks. During the last fiscal year, Mr. Forbes served as a member of the compensation committee of Journal Communications, Inc., of which Mr. Smith is Chairman and Chief Executive Officer.

                               PERFORMANCE GRAPH

     The following graph compares on a cumulative basis the yearly percentage change since January 1, 1997 in (a) the total shareholder return on the Common Stock with (b) the total return on the American Stock Exchange Corporate Index and (c) the total return of a peer group made up of 11 companies in similar industries and with similar market capitalization as selected by an independent consulting firm. The graph assumes $100.00 invested on January 1, 1997. It further assumes the reinvestment of dividends. The returns of each component company in the peer group have also been weighted based on such company's relative market capitalization.

            COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN OF COMPANY,
                          PEER GROUP AND BROAD MARKET

                                  (LINE GRAPH)

DECEMBER 31                                     1997      1998      1999      2000      2001
-----------                                    -------   -------   -------   -------   -------
Badger Meter.................................  $215.65   $191.82   $165.73   $130.42   $132.29
Peer Group...................................  $103.43   $ 84.88   $118.40   $300.96   $154.99
Broad Market.................................  $120.33   $118.69   $147.98   $146.16   $135.51

---------------
* Peer Group consists of Axcess, Inc., Badger Meter, Inc., Bio/Rad Labs, Candela Corp., Frequency Electronics, Innovex, Inc., Integral Vision, Inc., K-Tron International, Inc., Keithley Instruments, Inc., Newport Corp., and Research Frontiers, Inc.

                    2002 DIRECTOR STOCK GRANT PLAN PROPOSAL

GENERAL

     The Board of Directors approved the Badger Meter, Inc. 2002 Director Stock Grant Plan (the "2002 Director Plan") on February 8, 2002, subject to approval by the Company's shareholders. The 2002 Director Plan, if approved by the Company's shareholders, will become effective as of the date of the Meeting and will allow the Company to make annual grants of Common Stock to the Company's non-employee directors. The following summary description of the 2002 Director Plan is qualified in its entirety by reference to the full text of the 2002 Director Plan, which is attached to this Proxy Statement as Appendix A.

PURPOSE

     The purpose of the 2002 Director Plan is to promote the best interests of the Company and its shareholders by providing a means to attract and retain outstanding independent directors and to provide opportunities for additional stock ownership by such directors which will increase their proprietary interest in the Company and, consequently, their identification with the interests of the shareholders of the Company.

ADMINISTRATION

     The 2002 Director Plan will be administered and reviewed by the Management Review Committee (the "Committee") of the Board of Directors. The Committee will consist of not less than two members of the Board of Directors, each of whom must be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee has authority to adopt such rules and regulations for carrying out the 2002 Director Plan as it may deem proper and in the best interests of the Company. The interpretation by the Committee of any provision of the 2002 Director Plan or any related documents will be final.

STOCK SUBJECT TO THE PLAN

     The total number of shares of Common Stock available for awards under the 2002 Director Plan will be 10,000, subject to adjustment as set forth below. Shares of Common Stock to be granted under the 2002 Director Plan will be made available from presently authorized but unissued shares or from presently authorized and issued but not outstanding shares held by the Company as treasury shares.

GRANTS OF STOCK

     Commencing with the Meeting, each director of the Company who is not an employee of the Company will receive a grant of 300 shares of Common Stock annually on the first business day following the annual meeting of the Company's shareholders. Awards made under the 2002 Director Plan will be evidenced by a Stock Award Agreement. The Committee may approve payments by the Company to directors in cash or its equivalent, in such amounts as the Committee deems appropriate, to compensate or reimburse a director for the income tax consequences to the director resulting from the receipt of such shares.

RESTRICTIONS ON TRANSFER

     Shares of Common Stock acquired under the 2002 Director Plan may not be sold or otherwise disposed of except pursuant to an effective registration statement under the Securities Act of 1933, or except in a transaction which, in the opinion of the Company's legal counsel, is exempt from registration under the Securities Act of 1933.

ADJUSTMENTS

     In the event of any change in the Common Stock, whether by reason of a declaration of a stock dividend, spin-off, merger, consolidation, recapitalization, split-up, combination or exchange of shares, or otherwise, the aggregate number of shares available under the 2002 Director Plan will be appropriately adjusted in order to prevent dilution or enlargement of the benefits intended to be made available under the 2002 Director Plan.

AMENDMENT AND TERMINATION

     The Board may amend the 2002 Director Plan at any time or from time to time in any manner that the Board may deem appropriate, subject to applicable law. The 2002 Director Plan will terminate on such date as may be determined by the Board of Directors

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     A director will generally recognize ordinary income under the 2002 Director Plan at the time the shares of Common Stock are granted in an amount equal to the then fair market value of the Common Stock. The

Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the director recognizes income. Any otherwise taxable disposition of shares of Common Stock thereafter will generally result in capital gain or loss (long-term or short-term, depending on the length of time the shares are held).

NEW PLAN BENEFITS

     If the 2002 Director Plan is approved by the Company's shareholders, then each non-employee director will receive a grant of 300 shares of Common Stock under the 2002 Director Plan on the first business day following the Meeting.

     On March 8, 2002, the last sale price per share of the Common Stock on the American Stock Exchange was $26.80.

VOTE REQUIRED

     The affirmative vote of a majority of the votes represented and voted at the Meeting (assuming a quorum is present) is required to approve the 2002 Director Plan. Any shares not voted at the Meeting (whether as a result of broker non-votes, abstentions or otherwise) with respect to the 2002 Director Plan will have no impact on the vote. Shares of Common Stock represented at the Meeting by executed but unmarked proxies will be voted FOR the 2002 Director Plan.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT COMPANY SHAREHOLDERS VOTE FOR THE 2002 DIRECTOR PLAN.

                              CERTAIN TRANSACTIONS

     The Company utilizes Foley & Lardner to perform various legal services. Ulice Payne, Jr. is a partner in Foley & Lardner. No legal services were performed or directed by Mr. Payne.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP, the Company's independent auditors for many years, has been selected to audit the Company and its subsidiaries for 2002.
Representatives of Ernst & Young LLP will be present at the Meeting to respond to appropriate questions and to make a statement if they desire to do so.

                         PRINCIPAL ACCOUNTING FIRM FEES

     Fees for the last annual audit were $129,000. All other fees were $36,000, which included $17,000 of audit related services and $19,000 of nonaudit services. Audit-related services generally include fees for pension and statutory audits and accounting consultations. Ernst & Young did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2001. The Audit Committee considered and determined that the independent auditor's provision of non-audit services is compatible with maintaining the independent auditor's independence.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors to file reports concerning the ownership of Company equity securities with the Securities and Exchange Commission and the Company. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required, the Company believes that, during the year ended December 31, 2001, all reports required by Section 16(a) to be filed by the Company on behalf of the Company's insiders were filed on a timely basis.

                                 OTHER MATTERS

     THE COMPANY WILL FILE AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2001. THE COMPANY WILL PROVIDE A COPY OF THIS FORM 10-K WITHOUT CHARGE TO EACH PERSON WHO IS A RECORD OR BENEFICIAL HOLDER OF SHARES OF COMMON STOCK ON THE RECORD DATE FOR THE MEETING AND WHO SUBMITS A WRITTEN REQUEST FOR IT. REQUESTS FOR COPIES OF THE FORM 10-K SHOULD BE ADDRESSED TO SECRETARY, BADGER METER, INC., 4545 WEST BROWN DEER ROAD, P.O. BOX 245036, MILWAUKEE, WISCONSIN 53224-9536.

     Pursuant to the rules of the Securities and Exchange Commission, services that deliver the Company's communications to shareholders that hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company's annual report to shareholders and proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders may notify the Company of their requests by calling or writing Deirdre C. Elliott, Badger Meter, Inc., 4545 West Brown Deer Road, P.O. Box 245306, Milwaukee, Wisconsin, 53224-9536; (414) 355-0400.

     The cost of solicitation of proxies will be borne by the Company. Brokers, nominees and custodians who hold stock in their names and who solicit proxies from the beneficial owners will be reimbursed by the Company for out-of-pocket and reasonable clerical expenses.

     The Board of Directors does not intend to present at the Meeting any matters other than those set forth herein and does not presently know of any other matters that may be presented to the Meeting by others. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy on any such matters in accordance with their best judgment.

     A shareholder wishing to include a proposal in the proxy statement for the 2003 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), must forward the proposal to the Company by November 26, 2002. In addition, a shareholder who otherwise intends to present business at the 2003 Annual Meeting (including nominating persons for election as directors) must comply with the requirements set forth in the Company's Restated By-Laws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Restated By-Laws, to the Secretary of the Company not less than 60 days and not more than 90 days prior to the second Saturday in the month of April (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). Accordingly, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 prior to February 11, 2003, then the notice will be considered untimely and the Company will not be required to present such proposal at the 2003 Annual Meeting. If the Board of Directors chooses to present such proposal at the 2003 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2003 Annual Meeting may exercise discretionary voting power with respect to such proposal.

                                          Deirdre C. Elliott
                                          Secretary

March 15, 2002

                                                                      APPENDIX A

                               BADGER METER, INC.
                         2002 DIRECTOR STOCK GRANT PLAN

     1. Purpose. The purpose of the Badger Meter, Inc. 2002 Director Stock Grant Plan (the "Plan") is to promote the best interests of Badger Meter, Inc. (the "Company") and its shareholders by providing a means to attract and retain outstanding independent directors and to provide opportunities for additional stock ownership by such directors which will further increase their proprietary interest in the Company and, consequently, their identification with the interests of the shareholders of the Company.

     2. Administration. The Plan shall be administered by the Management Review Committee (the "Committee") of the Board of Directors (the "Board") as such Committee may be constituted from time to time, subject to review by the Board. The Committee shall consist of not less than two members of the Board selected by the Board, each of whom shall qualify as a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may adopt such rules and regulations for carrying out the Plan as it may deem proper and in the best interests of the Company. The interpretation by the Committee of any provision of the Plan or any related documents shall be final.

     3. Stock Subject to the Plan. Subject to adjustment in accordance with the provisions of Paragraph 6, the total number of shares of the Company's Common Stock, $1 par value (including the associated Common Share Purchase Rights) ("Common Stock"), available for awards under the Plan shall be Ten Thousand (10,000). Shares of Common Stock to be delivered under the Plan shall be made available from presently authorized but unissued Common Stock or from presently authorized and issued but not outstanding shares of Common Stock which are held by the Company as treasury shares. In no event shall the Company be required to issue fractional shares of Common Stock under the Plan. Whenever under the terms of the Plan a fractional share of Common Stock would otherwise be required to be issued, there shall be paid in lieu thereof one full share of Common Stock.

     4. Grants of Stock. Commencing with the 2002 annual meeting of the Company's shareholders, each Company director who is not an employee of the Company or any subsidiary of the Company shall receive a grant of three hundred
(300) shares of Common Stock (a "Director Grant") annually on the first business day following the annual meeting of shareholders of the Company. Awards made under the Plan shall be evidenced by a Stock Award Agreement and such other appropriate documentation as the Committee may prescribe. Any shares of Common Stock granted pursuant to the Plan to a director may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

     5. Restrictions on Transfer. Shares of Common Stock acquired under the Plan may not be sold or otherwise disposed of except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), or except in a transaction which, in the opinion of the Company's legal counsel, is exempt from registration under the 1933 Act. All certificates evidencing shares acquired pursuant to a Director Grant shall bear an appropriate legend evidencing such transfer restriction. The Committee may require each person receiving a Director Grant to execute and deliver a written representation that such person is acquiring the shares of Common Stock without a view to the distribution thereof.

     6. Adjustment Provisions. In the event of any change in the Common Stock, whether by reason of a declaration of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend), spin-off, merger, consolidation, recapitalization, split-up, combination or exchange of shares, or otherwise, the aggregate number of shares available under the Plan shall be appropriately adjusted in order to prevent dilution or enlargement of the benefits intended to be made available under the Plan.

     7. Amendment of the Plan. The Board shall have the right to amend the Plan at any time or from time to time in any manner that it may deem appropriate, subject to applicable law.

     8. Governing Law. The Plan, all awards hereunder, and all determinations made and actions taken pursuant to the Plan shall be governed by the internal laws of the State of Wisconsin and applicable federal law.

     9. Effective Date and Term of Plan. Assuming approval of the Plan by the shareholders of the Company at the 2002 annual meeting of shareholders, the Plan shall be effective as of that date. The Plan shall terminate on such date as may be determined by the Board.

    -COMPLETE AND SIGN BELOW. DETACH AND RETURN USING THE ENVELOPE PROVIDED-
--------------------------------------------------------------------------------



                     BADGER METER, INC. 2002 ANNUAL MEETING

1. ELECTION OF DIRECTORS:

   THREE-YEAR TERM:
   1 - JAMES L. FORBES
   2 - RICHARD A. MEEUSEN

   [ ] FOR the nominees             [ ] WITHHOLD AUTHORITY
       listed to the left (except       to vote for the nominees
       as specified below).             listed to the left.

(Instructions: To withhold authority to vote for a nominee, write the number of the nominee in the box provided to the right.)
                                                  ------------------------------

2. Approval of the Badger Meter, Inc. 2002 Director Stock Grant Plan;

   [ ] FOR     [ ] AGAINST    [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Check appropriate box         Date_________________    NO. OF SHARES
Indicate changes below;
Address Change?   [ ]         Name Change?   [ ]
                                                       -------------------------


                                                       SIGNATURE(S) IN BOX
                                                       Please sign exactly as
                                                       your name appears on your
                                                       stock certificate as
                                                       shown directly to the
                                                       left. Joint owners should
                                                       each sign personally. A
                                                       corporation should sign
                                                       in full corporate name by
                                                       duly authorized officers.
                                                       When signing as attorney,
                                                       executor, administrator,
                                                       trustee or guardian, give
                                                       full title as such.

                                     PROXY
                      2002 ANNUAL MEETING OF SHAREHOLDERS
                               BADGER METER, INC.










   - COMPLETE AND SIGN BELOW. DETACH AND RETURN USING THE ENVELOPE PROVIDED -
-------------------------------------------------------------------------------

                                     PROXY
                      2002 ANNUAL MEETING OF SHAREHOLDERS
                               BADGER METER, INC.

     The undersigned does hereby constitute and appoint James L, Forbes, Richard A, Meeusen and Deirdre C, Elliot, or any of them, as proxies for the undersigned at the Annual Meeting of Shareholders of Badger Meter, Inc. to be held on FRIDAY, April 19, 2002, at Badger Meter, Inc., 4545 West Brown Deer Road, Milwaukee, Wisconsin, at 8:30 a.m. local time, and any adjournments or postponements thereof, to vote thereat the shares of stock held by the undersigned as fully and with the same effect as the undersigned might or could do if personally present at said Meeting or any adjournments or postponements thereof hereby revoking any other Proxy heretofore executed by the undersigned for such Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement.


     This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED AND FOR APPROVAL OF THE 2002 DIRECTOR STOCK PLAN. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


                           (SEE REVERSE SIDE TO VOTE)